UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 3, 2006

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85248
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures.
     As previously disclosed, on September 14, 2006, Amkor Technology, Inc. (the “Company”) announced that it was soliciting consents from the holders of its following series of notes: (i) $400.0 million aggregate outstanding principal amount of 9.25% Senior Notes due 2016 (CUSIP No. 031652AW0), (ii) $250.0 million aggregate outstanding principal amount of 7 1/8% Senior Notes due 2011 (CUSIP No. 031652AT7), (iii) $425.0 million aggregate outstanding principal amount of 7.75% Senior Notes due 2013 (CUSIP Nos. 031652AQ3, 031652AP5), (iv) approximately $88.2 million aggregate outstanding principal amount of 9.25% Senior Notes due 2008 (CUSIP No. 031652AM2), (v) approximately $21.9 million aggregate outstanding principal amount of 10.5% Senior Subordinated Notes due 2009 (CUSIP No. 031652AE0), (vi) approximately $142.4 million aggregate outstanding principal amount of 5% Convertible Subordinated Notes due 2007 (CUSIP Nos. 031652AH3, 031652AF7), and (vii) $190.0 million aggregate outstanding principal amount of 2.50% Convertible Senior Subordinated Notes due 2011 (CUSIP No. 031652AX8).
     In each case, the Company is seeking consents for a waiver of compliance by Amkor with certain covenants in the indentures governing each series of notes (the “Indentures”) and the consequences of any failure to comply therewith, including a waiver of any default or event of default that may have occurred, and the consequences thereof, from the failure by Amkor to file with the Securities and Exchange Commission (the “SEC”) and deliver copies thereof to the trustee and the holders of the notes, any report or other information as it would be required to file with the SEC under Section 13(a) or 15(d) of the Exchange Act of 1934 (including, without limitation, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006) and any related notices or reports.
     On October 3, 2006, Amkor announced, in the press release attached hereto as Exhibit 99.1, that it is amending the terms of the consent solicitation to extend the expiration date to October 5, 2006 for the consent solicitation for each series of notes. The second supplements to the consent solicitation statements delivered to the applicable holders of each series of the notes are furnished herewith as exhibits.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished herewith:
99.1	Press release dated October 3, 2006 regarding Amendment to the Company’s Consent Solicitation

99.2	Supplement #2 dated October 3, 2006 to Consent Solicitation Statement dated September 14, 2006, as supplemented by the Supplement thereto dated September 28, 2006, related to the Company’s 9.25% Senior Notes due 2016, 7 1/8% Senior Notes due 2011, 7.75% Senior Notes due 2013, 9.25% Senior Notes due 2008 and 10.5% Senior Subordinated Notes due 2009

99.3	Supplement #2 dated October 3, 2006 to Consent Solicitation Statement dated September 14, 2006, as supplemented by the Supplement thereto dated September 28, 2006, related to the Company’s 5% Convertible Subordinated Notes due 2007 and 2.50% Convertible Senior Subordinated Notes due 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2006	Amkor Technology, Inc.
/s/ Kenneth T. Joyce
Kenneth T. Joyce
Executive Vice President and Chief Financial Officer